Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
January 31, 1997



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.59532%



        Excess Protection Level
          3 Month Average   4.93%
            January, 1997   3.84%
            December, 1996   5.50%
            November, 1996   5.45%


        Cash Yield                                  17.09%


        Investor Charge Offs                         4.81%


        Base Rate                                    8.44%


        Over 35 Day Delinquency                      4.60%


        Seller's Interest                           13.97%


        Total Payment Rate                          12.21%


        Total Principal Balance                     $ 23,234,782,634.76


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 3,245,155,116.27